UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2012 - May 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the annual period ended May 31, 2013.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2013, the Fund provided a total return based on market price of 14.10 percent and a total return based on NAV of 21.37 percent. As of May 31, 2013, the Fund’s market price of $21.91 per share represented a premium of 4.58 percent to its NAV of $20.95 per share. As of May 31, 2012, the Fund’s market price of $21.08 per share represented a premium of 10.95 percent to its NAV of $19.00 per share. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

In each month from June 2012 through November 2012, the Fund paid a monthly distribution of $0.154 per share. The monthly distribution was raised to $0.1694 from December 2012 through April 2013 and then to $0.1821, for May 2013. The distribution as of May 31, 2013, represents an annualized distribution rate of 10.0 percent based on the Fund’s closing market price of $21.91 on May 31, 2013. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 40 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95 percent of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/gof.

Sincerely,
Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

June 28, 2013

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS	May 31, 2013

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Global Chief Executive Officer and Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the one-year period ended May 31, 2013.

What is the Fund’s investment objective and how is it pursued?

The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved. GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:

•	The Fund may invest up to 60 percent of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”);

•
The Fund may invest up to 20 percent of its total assets in non-U.S. dollar denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10 percent of total assets in fixed income securities of issuers located in emerging markets;

•	The Fund may invest up to 50 percent of its total assets in common equity securities; and

•
The Fund may invest up to 30 percent of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30 percent of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past 12 months?

Despite weakening global economic conditions experienced as the period came to a close, the overall U.S. economy for the past 12 months was powered by monetary accommodation from central banks around the world and continuing improvement in the U.S. housing sector and labor market. Equity markets rallied more than 27 percent over the period, with the S&P 500 reaching an all-time high. Credit spreads continued to tighten, as abundant liquidity and the continuation of open-ended quantitative easing resulted in a benign credit environment with low default rates.

Improvement in the unemployment rate has been slow, and recent declines may be overstated by reduced labor force participation – the lowest since 1978. In the private sector, the U.S. economy is currently adding jobs at a rate that is over 20 percent higher than that of the prior expansion. As for housing, January and February 2013 marked the best two-month period of new home sales since 2008, which has been driving increased consumption through the wealth effect.

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2013

Conflicting economic data about the health of the U.S. economy late in the period stirred concerns about possible market consolidation or even a correction; following the Fiscal Cliff and sequester, there was also rising uncertainty around U.S. fiscal policy issues, as well as anemic growth trends in Europe, slower growth in China and a tumble in commodity prices, notably that of gold. Markets were also startled by the size of accommodation by the Bank of Japan which ultimately weakened the value of the yen. Nonetheless, multi-year lows in the CBOE Volatility Index suggested there was also considerable complacency on the part of investors.

A number of global central banks implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output.

Following the end of the Fund’s fiscal year ended May 31, 2013, U.S. and global markets experienced significant volatility. Both fixed income and equity markets sold off sharply due to rising monetary policy uncertainty in the U.S. and growing fundamental risk in Japan and China. The rise in volatility has in large part been a result of shifting market sentiment, but fundamentally economic growth in the U.S. has not changed materially, although the impact of rising interest rates on housing has yet to be seen. With ongoing weakness in growth and inflation, global central banks are expected to maintain accommodative policies for the foreseeable future.

How did the Fund perform for the 12 months ended May 31, 2013?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2013, the Fund provided a total return based on market price of 14.10 percent and a total return based on NAV of 21.37 percent.

As of May 31, 2013, the Fund’s market price of $21.91 per share represented a premium of 4.58 percent to its NAV of $20.95 per share. As of May 31, 2012, the Fund’s market price of $21.08 per share represented a premium of 10.95 percent to its NAV of $19.00. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In each month from June 2012 through November 2012, the Fund paid a monthly distribution of $0.154 per share. The monthly distribution was raised to $0.1694 through April 2013 and then to $0.1821, for May 2013. The distribution as of May 31, 2013, represents an annualized distribution rate of 10.0 percent based on the Fund’s closing market price of $21.91 on May 31, 2013. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

What were the major contributors to or detractors from performance?

Performance for the Fund was strong for the period, as leveraged credit markets (consisting primarily of high yield bonds and bank loans) registered gains owing to intense investor demand and robust loan issuance. Increased issuance in the collateralized loan obligations (“CLO”) market has also driven increased demands for underlying loans. These factors combined with monetary stimulus provided by central banks across the globe have helped drive spreads and overall yields tighter.

Global equity markets, structured credit and corporate bonds rallied on the back of monetary stimulus, with the main drivers of positive performance being corporate bonds and loans, and asset-backed securities (“ABS”). The Fund continues to remain overweight spread duration and underweight interest rate duration, given the macroeconomic forecast.

Detractors to performance included several corporate credit positions that experienced mark-to-market weakness given specific credit or industry outlooks. The Fund experienced some weakness in its exposure to gold through ETFs and options in the second half of the period. GPIM continues to believe that corporate fundamentals will remain positive, as accommodation and low borrowing rates remain supportive of corporate credits.

What have market conditions been like over the past six months for the main asset classes the Fund invests in?

Credit spread fixed income assets continued rallying in the early months of 2013, but then the pace began to slow as investors grew increasingly cautious towards global political risks and the European recession. Limited net new supply helped maintain a positive bid for corporate credit and structured credit assets.

The resurgence of the CLO market contributed to the rise in bank loan issuance during the period, although most issuance was refinancing, and CLO new-issue supply for 2013 is on track to exceed 2012’s total of $55 billion, which was four times 2011 volume.

The burgeoning value of bank loans has attracted strong retail flow into the sector, presumably at expense of high yield bonds, which investors facing interest rate risk have begun to abandon. For example, flows into the loan market were $13 billion in the first quarter of 2013, compared with $1 billion into high yield bond funds. Earlier in the period, strong investor demand for high yield bonds was outpacing supply, in spite of record high issuance, as investors drove yields of high yield bonds to all-time lows. Excess liquidity injected into the financial system by the Federal Reserve enabled high yield issuers to refinance over $300 billion of debt in 2012 and keep expected default rates near historic lows. Though spreads tightened significantly for high yield credit over the period, they remain above historic lows.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	May 31, 2013

Despite significant price appreciation of ABS for the period, this asset class continues to offer relative value compared to similarly rated corporate bonds. ABS credit markets issued close to $200 billion in for 2012, the most since 2007, with student loan, auto and credit card-backed ABS dominating the issuance. Broader market acceptance of off-the-run ABS has gained momentum throughout the year, as strong demand has continued to drive spreads tighter and increased competition among investors for allocations. While recent U.S. economic data has been mixed, the performance of the consumer and corporate credits underlying ABS has been stable and supportive of ABS performance.

How did other markets perform in this environment?

For the 12-month period ended May 30, 2013, the Standard & Poor’s 500 Index (the “S&P 500”) rose 27.28 percent (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 31.62 percent and the MSCI Emerging Market Index rose 14.10 percent.

In the bond market, the Barclays U.S. Aggregate Bond Index returned 0.91 percent for the period, while the Barclays U.S. Corporate High Yield Index returned 14.82 percent. The Credit Suisse Leveraged Loan Index returned 9.04 percent for the period. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.08 percent for the same period.

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of May 31, 2013, the amount of leverage was approximately 28.7 percent of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading investment bank. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Discuss any changes to the Fund’s non-fundamental investment policies during the period.

Two changes were made to the Fund’s non-fundamental investment policies during the period. The Fund notified the Fund’s shareholders of these changes via a mailing in March 2013. The following non-fundamental investment policies are now effective.

Under normal market conditions, the Fund may invest up to 30% of its total assets in other funds, including registered investment companies, private investment funds and/or other pooled investment vehicles. The Fund’s investment policies were amended to increase the limit on investments in other registered investment companies from 20% of the Fund’s total assets to 30% of the Fund’s total assets. The 1940 Act generally limits a registered investment company’s investments in other investment companies to 10% of its total assets. However, pursuant to certain exemptions set forth in the 1940 Act and the rules and regulations promulgated thereunder and/or in accordance with the terms of exemptive relief obtained by certain other investment companies in which the Fund may seek to invest, the Fund may invest in excess of this limitation provided that certain conditions are met.

Under normal market conditions, the Fund will not invest more than 60% of its total assets in Income Securities rated below investment grade (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Group (“S&P”)) or, if unrated, determined by GPIM to be of comparable quality. The Fund amended its investment policies to provide that in the case of a security receiving two different ratings from two different rating agencies the Fund will apply the higher of the two ratings for the purposes of its policy regarding investment in below investment grade securities.

These changes are designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the GPIM’s expanded investment capabilities. Although ratings may be an initial criterion for portfolio selection, GPIM also independently evaluates securities and the ability of the issuers to pay interest and principal.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2013

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives.

Please see www.guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	May 31, 2013

Fund Statistics
Share Price		$21.91
Common Share Net Asset Value		$20.95
Premium/Discount to NAV		4.58%
Net Assets Applicable to Common Shares ($000)		$286,471

Total Returns
(Inception 7/27/07)	Market	NAV
One Year	14.10%	21.37%
Three Year - average annual1	18.60%	16.80%
Five Year - average annual1	18.00%	15.68%
Since Inception - average annual1	13.27%	12.98%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Fund’s total annual expenses. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

1Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
SPDR S&P 500 ETF Trust	9.4%
Rockwall CDO Ltd., Series 2007-1A, Class A1LA
(Cayman Islands)	2.0%
Aerco Ltd., Series 2A, Class A3 (Jersey)	1.9%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	1.8%
Fortress Credit Opportunities I LP, Series 2005-1A, Class A1	1.7%
SPDR Dow Jones Industrial Average ETF Trust	1.4%
Nomura Resecuritization Trust, Series 2012-1R, Class A	1.3%
Attentus CDO Ltd., Series 2007-3A, Class A1B
(Cayman Islands)	1.2%
Eastland CLO Ltd., Series 2007-1A, Class A2B
(Cayman Islands)	1.2%
Highland Park CDO Ltd., Series 2006-1A, Class A1
(Cayman Islands)	1.1%

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 138.0%
	Corporate Bonds – 45.1%
	Advertising – 1.6%
$2,350,000	MDC Partners, Inc. (Canada)(a) (b)	B-	6.750%	04/01/2020	04/01/16 @ 103	$ 2,402,875
1,975,000	Sitel, LLC / Sitel Finance Corp.(a) (b)	B	11.000%	08/01/2017	08/01/14 @ 106	2,123,125
						4,526,000
	Agriculture – 0.5%
1,200,000	Vector Group Ltd.(a) (b)	B+	7.750%	02/15/2021	02/15/16 @ 106	1,281,000
	Airlines – 3.1%
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(a) (c)	BBB-	7.001%	09/20/2022	N/A	2,070,000
1,030,396	America West Airlines 2001-1 Pass-Through Trust, Series 011G(b)	BB+	7.100%	10/02/2022	N/A	1,130,860
1,819,973	American Airlines Pass-Through Trust, Series 2011-2, Class A(b)	BBB-	8.625%	04/15/2023	N/A	1,920,071
741,406	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A(c)	NR	7.380%	07/02/2019	N/A	763,648
640,881	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(c)	NR	7.200%	07/02/2020	N/A	666,516
391,405	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A(c)	NR	8.707%	07/02/2021	N/A	414,889
1,750,000	Delta Air Lines Pass-Through Trust, Series 2011-1, Class B	BB+	7.125%	04/15/2016	N/A	1,802,500
						8,768,484
	Auto Parts & Equipment – 0.2%
720,000	Stanadyne Corp., Series 1	CCC	10.000%	08/15/2014	N/A	704,700
	Banks – 3.0%
1,200,000	Barclays Bank PLC (United Kingdom)(a) (b) (d) (e)	BBB	6.860%	–	06/15/32 @ 100	1,290,000
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)(a) (b) (d) (e)	A-	11.000%	–	06/30/19 @ 100	670,000
750,000	Itau Unibanco Holding SA (Brazil)(a) (b)	Baa3	5.125%	05/13/2023	N/A	747,000
3,000,000	JPMorgan Chase & Co., Series Q(d) (e)	BBB	5.150%	–	05/01/23 @ 100	3,030,000
1,000,000	KeyCorp Capital III(b)	BBB-	7.750%	07/15/2029	N/A	1,129,614
300,000	Morgan Stanley, Series 1654	BBB+	4.100%	05/22/2023	N/A	287,418
1,400,000	RBS Capital Trust II(b) (d) (e)	BB	6.425%	–	01/03/34 @ 100	1,312,500
						8,466,532
	Building Materials – 0.7%
1,750,000	Cemex SAB de CV (Mexico)(a) (b)	B	9.000%	01/11/2018	01/11/15 @ 105	1,872,500
	Chemicals – 0.3%
700,000	TPC Group, Inc.(a)	B	8.750%	12/15/2020	12/15/16 @ 104	738,500
	Coal – 1.1%
100,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.		8.250%	04/15/2018	04/15/14 @ 104	106,500
2,825,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(b)	B-	8.375%	06/01/2020	06/01/16 @ 104	3,072,188
						3,178,688
	Commercial Services – 1.4%
250,000	FTI Consulting, Inc.(a)	BB	6.000%	11/15/2022	11/15/17 @ 103	264,375
2,550,000	Laureate Education, Inc.(a) (b)	CCC+	9.250%	09/01/2019	09/01/15 @ 107	2,856,000
800,000	Logo Merger Sub Corp.(a)	CCC+	8.375%	10/15/2020	10/15/15 @ 106	860,000
						3,980,375
	Computers – 0.8%
288,000	Stratus Technologies, Inc. (Bermuda)	B-	12.000%	03/29/2015	01/15/15 @ 100	295,200
1,450,000	Stream Global Services, Inc.(a)	B1	11.250%	10/01/2014	10/01/13 @ 100	1,489,875
590,000	Stream Global Services, Inc.	B+	11.250%	10/01/2014	10/01/13 @ 100	606,225
						2,391,300

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Distribution & Wholesale – 0.5%
$350,000	Baker & Taylor Acquisitions Corp.(a)	CCC	15.000%	04/01/2017	10/01/14 @ 108	$ 245,000
1,285,000	INTCOMEX, Inc.(b)	B-	13.250%	12/15/2014	12/15/13 @ 100	1,297,850
						1,542,850
	Diversified Financial Services – 5.3%
1,000,000	General Electric Capital Corp., Series A, Class A(b) (d) (e)	AA-	7.125%	–	06/15/22 @ 100	1,170,000
2,000,000	General Electric Capital Corp., Series C(d) (e)	AA-	5.250%	–	06/15/23 @ 100	1,992,500
785,000	GETCO Financing Escrow, LLC(a)	B2	8.250%	06/15/2018	06/15/15 @ 104	767,337
350,000	Jefferies Finance, LLC / JFIN Co.-Issuer Corp.(a)	B+	7.375%	04/01/2020	04/01/16 @ 106	351,750
400,000	Jefferies LoanCore, LLC / JLC Finance Corp.(a)	B	6.875%	06/01/2020	06/01/16 @ 105	401,000
215,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	9.625%	05/01/2019	05/01/15 @ 107	245,100
1,100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	7.875%	10/01/2020	10/01/16 @ 104	1,204,500
450,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	6.500%	07/01/2021	01/01/17 @ 103	459,000
1,250,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.	B+	6.500%	06/01/2022	12/01/17 @ 103	1,250,000
1,875,000	Nuveen Investments, Inc.(a)	CCC	9.125%	10/15/2017	10/15/14 @ 107	1,968,750
2,650,000	QBE Capital Funding III Ltd. (Jersey)(a) (b) (e)	BBB	7.250%	05/24/2041	05/24/21 @ 100	2,855,375
500,000	Scottrade Financial Services, Inc.(a)	Baa3	6.125%	07/11/2021	N/A	500,437
1,945,000	Svensk Exportkredit AB (Sweden)(a) (b) (d) (e)	BBB-	6.375%	–	09/27/13 @ 100	1,942,561
						15,108,310
	Engineering & Construction – 1.4%
1,384,818	Alion Science and Technology Corp.(g)	B-	12.000%	11/01/2014	10/01/13 @ 103	1,431,556
1,235,000	Alion Science and Technology Corp.	CCC-	10.250%	02/01/2015	N/A	713,212
1,978,331	Princess Juliana International Airport Operating Co. NV (Saint Maarten)(a) (b)	Baa2	5.500%	12/20/2027	N/A	1,983,277
						4,128,045
	Entertainment – 1.9%
528,000	Agua Caliente Band of Cahuilla Indians(a) (c)	BB	6.350%	10/01/2015	N/A	517,144
375,000	Diamond Resorts Corp.	B-	12.000%	08/15/2018	08/15/14 @ 106	418,594
1,955,000	Lions Gate Entertainment, Inc.(a) (b)	B	10.250%	11/01/2016	11/01/13 @ 105	2,108,956
330,000	Live Nation Entertainment, Inc.(a)	B	7.000%	09/01/2020	09/01/16 @ 104	357,638
1,685,000	WMG Acquisition Corp.(b)	B	11.500%	10/01/2018	10/01/14 @ 109	1,988,300
						5,390,632
	Food – 1.0%
310,000	BI-LO, LLC / BI-LO Finance Corp.(a)	B-	9.250%	02/15/2019	02/15/15 @ 105	341,775
2,382,000	Bumble Bee Holdings, Inc.(a) (b)	B	9.000%	12/15/2017	12/15/14 @ 105	2,614,245
						2,956,020
	Forest Products & Paper – 0.2%
500,000	Unifrax I, LLC / Unifrax Holding Co.(a)	B-	7.500%	02/15/2019	02/15/15 @ 104	520,000
	Gas – 0.3%
800,000	LBC Tank Terminals Holding Netherlands BV (Netherlands)(a)	B	6.875%	05/15/2023	05/15/18 @ 103	831,000
	Hand & Machine Tools – 0.1%
150,000	Victor Technologies Group, Inc.	B-	9.000%	12/15/2017	12/15/13 @ 107	163,500
	Health Care Products – 0.0%***
100,000	Physio-Control International, Inc.(a)	B+	9.875%	01/15/2019	01/15/15 @ 107	113,000

See notes to financial statements.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Health Care Services – 1.0%
$1,655,000	Apria Healthcare Group, Inc.	B-	12.375%	11/01/2014	11/01/13 @ 100	$ 1,710,856
275,000	OnCure Holdings, Inc.	NR	11.750%	05/15/2017	05/15/14 @ 106	132,000
410,000	Rural/Metro Corp.(a) (b)	CC	10.125%	07/15/2019	07/15/15 @ 105	360,800
600,000	Rural/Metro Corp.(a)	CC	10.125%	07/15/2019	07/15/15 @ 105	516,000
277,333	Symbion, Inc.(h)	CCC+	11.000%	08/23/2015	08/23/12 @ 100	280,107
						2,999,763
	Household Products & Housewares – 0.4%
520,000	American Achievement Corp.(a)	B-	10.875%	04/15/2016	10/15/13 @ 105	527,800
725,000	Armored Autogroup, Inc.	CCC	9.250%	11/01/2018	11/01/14 @ 105	689,656
						1,217,456
	Housewares – 0.0%***
75,000	American Standards Americas(a)	B-	10.750%	01/15/2016	01/15/14 @ 103	78,375
	Insurance – 4.8%
1,000,000	Allstate Corp.(b) (e) (f)	BBB	6.500%	05/15/2067	05/15/37 @ 100	1,127,500
1,000,000	AXA SA (France)(a) (b) (d) (e)	BBB-	6.379%	–	12/14/36 @ 100	1,010,000
1,450,000	Fidelity & Guaranty Life Holdings, Inc.(a)	B+	6.375%	04/01/2021	04/01/16 @ 105	1,493,500
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.500%	05/15/2020	N/A	933,028
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.875%	12/15/2037	12/15/32 @ 100	1,262,500
700,000	National Life Insurance Co.(a) (b)	BBB+	10.500%	09/15/2039	N/A	987,591
250,000	Nationwide Mutual Insurance Co.(a)	A-	9.375%	08/15/2039	N/A	365,368
3,500,000	Prudential Financial, Inc.(b) (e)	BBB+	5.625%	06/15/2043	06/15/23 @ 100	3,692,500
2,750,000	Wilton RE Finance, LLC(a) (b) (f)	BBB	5.875%	03/30/2033	03/30/23 @ 100	2,736,453
						13,608,440
	Internet – 1.9%
1,250,000	Equinix, Inc.	BB	5.375%	04/01/2023	04/01/18 @ 103	1,290,625
1,000,000	First Data Corp.(a) (b) (i)	B-	8.750%	01/15/2022	01/15/16 @ 104	1,072,500
150,000	VeriSign, Inc.(a)	BB	4.625%	05/01/2023	05/01/18 @ 102	150,750
2,450,000	Zayo Group LLC / Zayo Capital, Inc.	CCC+	10.125%	07/01/2020	07/01/16 @ 105	2,848,125
						5,362,000
	Iron & Steel – 0.7%
1,595,000	APERAM (Luxembourg)(a)	B+	7.750%	04/01/2018	04/01/15 @ 104	1,587,025
245,000	Horsehead Holding Corp.(a)	B-	10.500%	06/01/2017	06/01/15 @ 105	264,600
200,000	IAMGOLD Corp. (Canada)(a)	BB-	6.750%	10/01/2020	10/01/16 @ 103	183,000
						2,034,625
	Leisure Time – 0.7%
1,875,000	Sabre, Inc.(a) (b)	B	8.500%	05/15/2019	05/15/15 @ 106	2,067,188
	Lodging – 1.5%
1,600,000	Caesars Entertainment Operating Co., Inc.(b)	B-	8.500%	02/15/2020	02/15/16 @ 104	1,524,000
1,500,000	Caesars Entertainment Operating Co., Inc.(a)	B-	9.000%	02/15/2020	02/15/16 @ 105	1,443,750
150,000	Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International, LLC(a)	BB-	5.875%	05/15/2021	05/15/16 @ 104	149,062
1,350,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.(a)	BBB-	4.250%	05/30/2023	02/28/23 @ 100	1,312,875
						4,429,687
	Media – 0.5%
500,000	DCP, LLC / DCP Corp.(a)	B+	10.750%	08/15/2015	08/15/14 @ 100	525,000
800,000	Griffey Intermediiate, Inc. / Griffey Finance Sub LLC(a)	CCC+	7.000%	10/15/2020	10/15/15 @ 105	810,000
						1,335,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Mining – 1.1%
$250,000	Kaiser Aluminum Corp.	BB-	8.250%	06/01/2020	06/01/16 @ 104	$ 281,875
250,000	KGHM International Ltd. (Canada)(a)	BB-	7.750%	06/15/2019	06/15/15 @ 104	261,250
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(a)	CCC	11.500%	02/15/2018	02/15/15 @ 106	676,500
2,170,000	Mirabela Nickel Ltd. (Australia)(a) (b)	B-	8.750%	04/15/2018	04/15/15 @ 104	1,801,100
						3,020,725
	Oil & Gas – 2.3%
1,800,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(b)	B	7.875%	04/15/2022	01/15/17 @ 104	1,953,000
2,055,000	Legacy Reserves LP / Finance Corp.(a)	B-	8.000%	12/01/2020	12/01/16 @ 104	2,162,887
50,000	Magnum Hunter Resources Corp.(a)	Caa1	9.750%	05/15/2020	05/15/16 @ 105	51,750
775,000	Magnum Hunter Resources Corp.(a)	CCC	9.750%	05/15/2020	05/15/16 @ 105	802,125
1,100,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC(a)	B-	10.750%	10/01/2020	10/01/16 @ 105	1,177,000
500,000	Pacific Drilling SA (Luxembourg)(a)	B+	5.375%	06/01/2020	06/01/16 @ 104	495,000
						6,641,762
	Oil & Gas Services – 0.4%
850,000	Exterran Partners / EXLP Operating LLC(a)	B-	6.000%	04/01/2021	04/01/17 @ 103	871,250
350,000	Memorial Production Partners, LP / Memorial Production Finance Corp.(a)	B-	7.625%	05/01/2021	05/01/17 @ 104	351,750
						1,223,000
	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B-	11.500%	04/01/2016	04/01/14 @ 106	324,000
	Pharmaceuticals – 0.1%
375,000	Elan Finance PLC / Elan Finance Corp. (Ireland)(a)	B+	6.250%	06/15/2021	N/A	376,875
	Pipelines – 1.2%
330,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.	B-	7.750%	04/01/2019	04/01/15 @ 104	352,275
3,000,000	Eagle Rock Energy Partners, LP(b)	B	8.375%	06/01/2019	06/01/15 @ 104	3,142,500
						3,494,775
	Retail – 2.1%
350,000	Checkers Drive-In Restaurants, Inc.(a)	B-	11.000%	12/01/2017	06/01/15 @ 108	377,125
75,000	CKE Restaurants, Inc.	B-	11.375%	07/15/2018	07/15/15 @ 103	78,094
2,245,000	GRD Holdings III Corp.(a) (b)	B	10.750%	06/01/2019	06/01/15 @ 108	2,475,113
1,700,000	QVC, Inc.(a) (b)	BBB-	4.375%	03/15/2023	N/A	1,708,651
1,255,000	Wok Acquisition Corp.(a)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	1,405,600
						6,044,583
	Software – 0.5%
1,300,000	Aspect Software, Inc.	CCC+	10.625%	05/15/2017	05/15/14 @ 105	1,355,250
	Textiles – 0.0%***
95,000	Empire Today, LLC / Empire Today Finance Corp.(a)	B	11.375%	02/01/2017	02/01/14 @ 106	86,925
	Transportation – 2.4%
2,830,000	CEVA Group PLC (United Kingdom)(a) (b)	CCC+	8.375%	12/01/2017	12/01/13 @ 106	2,929,050
1,600,000	Marquette Transportation Co. / Marquette Transportation Finance Corp.(b)	B-	10.875%	01/15/2017	01/15/14 @ 105	1,732,000
1,850,000	Quality Distribution, LLC / QD Capital Corp.(b)	B-	9.875%	11/01/2018	11/01/14 @ 105	2,067,375
						6,728,425
	Total Corporate Bonds – 45.1%
	(Cost $122,214,508)					129,090,290

See notes to financial statements.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Asset Backed Securities – 42.9%
	Automobile – 0.0%***
$32,182	Bush Truck Leasing, LLC, Series 2011-AA, Class C(a)	NR	5.000%	09/25/2018	N/A	$ 32,084
	Collateralized Debt Obligations – 7.7%
372,768	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(a) (f)	BB+	0.879%	07/10/2037	N/A	364,038
498,856	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(a) (f)	B	0.795%	09/04/2038	N/A	465,214
1,801,255	Diversified Asset Securitization Holdings II LP, Series 1A, Class A1L
	(Cayman Islands)(a) (f)	BBB+	0.770%	09/15/2035	N/A	1,750,136
106,541	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)(f)	BBB+	0.770%	09/15/2035	N/A	103,601
80,006	Diversified Asset Securitization Holdings III LP, Series 1A, Class A2
	(Cayman Islands)(a) (j)	BB+	7.420%	07/05/2036	N/A	77,698
4,599,471	Highland Park CDO Ltd., Series 2006-1A, Class A1 (Cayman Islands)(a) (b) (f)	B+	0.603%	11/25/2051	N/A	4,162,981
189,309	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(a) (f)	BB+	0.693%	12/30/2030	N/A	184,105
165,519	Legg Mason Real Estate CDO I Ltd. (Cayman Islands)(a) (f)	BBB+	0.473%	03/25/2038	N/A	161,199
153,590	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (f)	AA	1.026%	01/30/2031	N/A	153,338
1,246,590	Newcast 2007-9A, Class A1	A1	0.460%	05/25/2052	N/A	1,207,909
2,974,939	N-Star Real Estate CDO Ltd.	NR	0.518%	02/01/2041	N/A	2,691,368
79,646	Putnam Structured Product CDO, Series 2001-1A, Class A1SS
	(Cayman Islands)(a) (f)	AA	0.773%	02/25/2032	N/A	77,541
605,781	Putnam Structured Product CDO, Series 2003-1A, Class A1LT
	(Cayman Islands)(a) (f)	CCC	0.649%	10/15/2038	N/A	561,989
8,521,798	Rockwall CDO Ltd., Series 2007-1A, Class A1LA (Cayman Islands)(a) (b) (f)	BBB+	0.524%	08/01/2024	N/A	7,882,663
139,199	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (f)	BB	0.753%	02/25/2031	N/A	136,756
1,671,023	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(a) (f)	BBB-	1.526%	01/29/2040	N/A	1,606,304
432,328	Zais Investment Grade Ltd., Series 6A, Class A2A (Cayman Islands)(a) (f)	AA+	1.477%	07/27/2018	N/A	428,680
						22,015,520
	Collateralized Loan Obligations – 22.6%
400,000	Airlie CLO, Series 2006-2A, Class B (Cayman Islands)(a) (f)	A	1.026%	12/20/2020	N/A	365,951
1,750,000	Ares CLO Ltd., Series 2012-3A (Cayman Islands)(a) (k)	NR	0.00%	01/17/2024	N/A	1,647,782
3,700,000	ARES XXVI CLO Ltd. (Cayman Islands)(a) (j) (k)	NR	0.00%	04/15/2025	N/A	3,065,450
2,600,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(a) (k)	NR	0.00%	01/30/2024	N/A	2,300,402
2,800,000	Blackrock Senior Income Series Corp., Series 2004-1X (Cayman Islands)(k)	NR	0.00%	09/15/2016	N/A	1,400,000
2,600,000	Carlyle Global Market Strategies CLO 2012-3 Ltd., Series 2012-3A
	(Cayman Islands)(a) (k)	NR	0.00%	10/14/2024	N/A	2,259,556
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C
	(Cayman Islands)(a) (f)	A+	1.529%	07/10/2019	N/A	896,313
3,500,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1
	(Cayman Islands)(a) (f)	BBB+	2.879%	07/10/2019	N/A	3,326,925
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2
	(Cayman Islands)(a)	BBB+	8.370%	07/10/2019	N/A	1,035,101
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(a) (b) (f)	AA+	1.080%	03/20/2021	N/A	245,638
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (f)	AA+	1.374%	05/19/2021	N/A	233,051
5,050,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(a) (b) (f)	AA+	0.604%	05/01/2022	N/A	4,551,963
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(a) (f)	AAA	0.827%	10/12/2018	N/A	498,755
1,250,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(a) (f)	AA	1.227%	10/12/2018	N/A	1,206,911
250,000	Emporia Preferred Funding, Series 2006-2A, Class B (Cayman Islands)(a) (f)	A+	0.777%	10/18/2018	N/A	241,253
2,500,000	Finn Square CLO Ltd., Series 2012-1A (Cayman Islands)(a) (k)	NR	0.00%	12/24/2023	N/A	2,325,450

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligations continued
$7,700,000	Fortress Credit Opportunities I LP, Series 2005-1A, Class A1(b)	AAA	0.619%	07/15/2019	N/A	$ 6,836,024
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(a) (f)	A	0.976%	04/19/2021	N/A	228,419
900,000	Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class C
	(Cayman Islands)(a) (f)	BB+	1.276%	12/20/2018	N/A	846,176
2,500,000	Great Lakes CLO 2012-1 Ltd., Series 2012-1A (Cayman Islands)(a) (k)	NR	0.00%	01/15/2023	N/A	2,470,150
1,250,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(a) (f)	AA-	1.273%	05/25/2020	N/A	1,219,400
2,100,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A
	(Cayman Islands)(a) (f)	BBB-	2.573%	08/07/2021	N/A	2,079,890
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A,
	Class C (Cayman Islands)(a) (f)	A+	1.113%	08/07/2021	N/A	236,763
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(a) (f)	A	0.973%	12/05/2018	N/A	237,130
500,000	Ivy Hill Middle Market Credit Fund Ltd. (Cayman Islands)(a) (f)	BB	6.777%	01/15/2022	N/A	504,620
800,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(a) (f)	A-	0.996%	01/25/2019	N/A	722,010
1,200,000	Kennecott Funding Ltd., Series 2005-1A, Class C (Cayman Islands)(a) (f)	AA-	1.077%	01/13/2018	N/A	1,147,733
1,500,000	Knightsbridge CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(a) (f)	BBB	5.278%	01/11/2022	N/A	1,501,488
500,000	Liberty CLO II Ltd., Series 2005-1A, Class A3 (Cayman Islands)(a) (b) (f)	A+	0.774%	11/01/2017	N/A	483,927
3,000,000	Marathon CLO II Ltd., Series 2005-2A, Class A (Cayman Islands)(a) (k)	NR	0.00%	12/20/2019	N/A	2,175,000
500,000	Marathon CLO II Ltd., Series 2005-2A, Class B (Cayman Islands)(a) (f)	AA-	1.080%	12/20/2019	N/A	482,945
500,000	Marlborough Street CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (f)	A+	1.027%	04/18/2019	N/A	468,541
1,500,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C
	(Cayman Islands)(a) (f)	A-	1.230%	12/20/2020	N/A	1,386,749
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(a) (f)	AA+	0.618%	04/16/2021	N/A	757,147
46,213	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(a)	AAA	5.585%	01/14/2017	N/A	46,212
500,000	NewStar Commercial Loan Trust 2007-1(a) (f)	BBB+	1.573%	09/30/2022	N/A	469,394
600,000	Northwoods Capital VII Ltd. (Cayman Islands)(a) (f)	BB+	3.776%	10/22/2021	N/A	589,189
250,000	OFSI Fund Ltd., Series 2006-1A, Class C (Cayman Islands)(a) (f)	A+	1.130%	09/20/2019	N/A	227,302
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)	BBB-	5.811%	01/26/2020	N/A	302,839
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (b) (f)	AAA	0.685%	07/24/2021	N/A	1,458,100
159,159	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(a) (f)	B+	4.276%	10/20/2018	N/A	157,545
500,000	Shinnecock CLO, Series 2006-1A, Class C (Cayman Islands)(a) (f)	A	1.177%	07/15/2018	N/A	474,481
1,200,000	Summit Lake CLO Ltd., Series 2005-1A, Class C1A(a) (k)	NR	0.00%	02/24/2018	N/A	456,456
700,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(a) (f)	A+	3.027%	07/15/2019	N/A	671,037
650,000	TCW Global Project Fund, Series 2004-1A, Class A2A (Cayman Islands)(a) (f)	A	1.627%	06/15/2016	N/A	586,827
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(a) (f)	BB-	2.227%	06/15/2016	N/A	1,412,680
500,000	TCW Global Project Fund, Series 2005-1A, Class A1 (Cayman Islands)(a) (f)	AAA	0.925%	09/01/2017	N/A	471,380
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(a)	BB+	5.793%	09/01/2017	N/A	924,150
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(a) (f)	AA+	0.678%	10/11/2021	N/A	3,910,640
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (f)	A+	0.768%	10/11/2021	N/A	2,392,840
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(a) (f)	BB+	0.830%	04/15/2019	N/A	714,950
						64,650,635
	Commercial Receivables – 0.1%
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(a) (b)	NR	5.000%	01/20/2019	06/20/13 @ 100	384,760
	Credit Cards – 1.0%
1,732,550	CHLPA Credit Card Pass-Through Trust, Series 2012-BIZ, Class A(a) (j) (k)	NR	0.00%	12/15/2049	N/A	1,287,284
61,600	LCP Dakota Fund, Series 2012-6, Class P(c)	NR	10.000%	12/16/2019	N/A	61,583
44,000	LCP Dakota Fund, Series 2012-6, Class Q(c)	NR	12.500%	12/16/2019	N/A	43,978

See notes to financial statements.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Credit Cards continued
$500,000	LCP Rights Trust, Series 2010-1, Class G(c)	NR	11.710%	09/18/2018	N/A	$ 499,534
200,000	LCP Rights Trust, Series 2010-1, Class H(c)	NR	14.560%	09/18/2018	N/A	199,834
400,000	LCP Rights Trust, Series 2010-1, Class I(c)	NR	18.290%	09/18/2018	N/A	399,792
464,834	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(a) (f)	A3	0.484%	02/01/2041	N/A	430,204
						2,922,209
	Financial – 0.0%***
24,649	Blue Falcon, Series A-2(a) (c)	NR	3.204%	12/25/2016	N/A	24,502
	Insurance – 1.8%
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a)	AA+	8.370%	01/15/2046	02/15/28 @ 100	645,491
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(a)	A+	9.360%	01/15/2048	07/15/29 @ 100	671,407
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(a)	A-	10.810%	01/15/2050	05/15/31 @ 100	686,021
355,000	Insurance Note Capital Term, Series 2005-1R1A(a) (f)	A-	0.519%	06/09/2033	N/A	319,862
1,060,938	Northwind Holdings, LLC, Series 2007-1A, Class A1(a) (f)	A	1.055%	12/01/2037	N/A	967,660
2,024,120	Structured Asset Receivables Trust, Series 2005-1A, Class CTFS(a) (b) (f)	CCC	0.776%	01/21/2015	N/A	1,821,708
						5,112,149
	Media – 0.6%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.836%	12/20/2040	N/A	539,563
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.756%	12/20/2040	N/A	1,193,256
						1,732,819
	Other – 0.5%
1,314,371	Glenn Pool Oil & Gas Trust(c)	NR	6.000%	08/02/2021	N/A	1,349,701
	Student Loans – 0.1%
287,008	MRU Student Loan Trust, Series 2008-A, Class A1A(a) (j)	B	7.400%	01/25/2041	N/A	215,244
	Timeshare – 0.3%
662,360	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.310%	03/20/2026	10/20/13 @ 100	679,245
179,528	Silverleaf Finance, LLC, Series 2010-A, Class B(a)	BBB	8.000%	07/15/2022	09/15/15 @ 100	183,398
						862,643
	Transportation – 6.6%
9,897,992	Aerco Ltd., Series 2A, Class A3 (Jersey)(a) (b) (f)	B-	0.659%	07/15/2025	N/A	7,423,494
13,449,547	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(b) (f)	CCC	0.749%	03/15/2019	N/A	7,262,755
1,688,829	Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)(a) (f)	BBB-	0.542%	11/14/2033	N/A	1,494,614
1,313,534	Babcock & Brown Air Funding I Ltd., Series 2007-1X, Class G1 (Bermuda)(a) (f)	BBB+	0.542%	11/14/2033	N/A	1,162,478
605,607	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (f)	BB+	3.199%	09/15/2041	N/A	455,743
19,829	Castle Trust, Series 2003-1AW, Class A1(a) (f)	AA	0.949%	05/15/2027	N/A	18,639
503,016	Raspro Trust, Series 2005-1A, Class G(a) (f)	A	0.680%	03/23/2024	N/A	427,966
695,556	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.562%	02/10/2021	N/A	678,168
						18,923,857
	Trust Preferred Stocks – 1.6%
6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(a) (f)	AA-	0.538%	10/11/2042	N/A	4,557,780
	Total Asset Backed Securities – 42.9%
	(Cost $115,154,500)					122,783,903
	Collateralized Mortgage Obligations – 4.3%
	Commercial Mortgage Backed Securities – Non-Traditional – 0.6%
1,986,834	Business Loan Express SBA Loan Trust 2006-1, Series 2006-AA, Class A(a) (f)	CCC+	0.438%	10/20/2038	N/A	1,372,668
564,150	Ciena Capital, LLC, Series 2007-AA, Class A(a) (f)	CCC	0.598%	10/20/2040	N/A	354,673
						1,727,341

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Commercial Mortgage Backed Securities – Traditional – 0.2%
$400,000	Bank of America Merrill Lynch-DB Trust, Series 2012-OSI, Class D(a)	Baa3	6.786%	04/13/2029	N/A	$ 417,745
	Residential Mortgage Backed Securities – 3.5%
75,087	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(f)	D	6.005%	10/25/2036	12/25/20 @ 100	58,180
828,743	GSAA Home Equity Trust 2007-7(f)	B-	0.463%	07/25/2037	12/25/18 @ 100	722,609
152,743	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(f)	B	4.871%	08/25/2034	07/25/19	157,489
800,000	New Century Home Equity Loan Trust Series 2005-1(f)	B-	0.673%	03/25/2035	08/25/13 @ 100	703,703
5,661,406	Nomura Resecuritization Trust, Series 2012-1R, Class A(a) (b) (f)	NR	0.633%	08/27/2047	N/A	5,194,340
1,400,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-OPT1(f)	B-	0.453%	04/25/2036	N/A	1,219,154
816,536	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(l)	D	5.750%	11/20/2019	02/25/21 @ 100	557,065
1,908,323	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(l)	D	6.040%	11/20/2019	02/25/21 @ 100	1,231,321
322,080	Wachovia Asset Securitization Issuance II, LLC 2007-He1 Trust(a) (f)	CCC	0.333%	07/25/2037	N/A	283,822
						10,127,683
	Total Collateralized Mortgage Obligations – 4.3%
	(Cost $11,730,699)					12,272,769
	Term Loans – 22.6%(m)
	Aerospace & Defense – 0.3%
200,000	Doncasters(f)	CCC+	9.500%	10/09/2020	N/A	201,625
650,000	Nana Development(f)	B+	8.000%	03/15/2018	N/A	640,250
						841,875
	Automotive – 0.3%
149,617	Armored Autogroup, Inc.(f)	BB-	6.000%	11/05/2016	N/A	149,655
250,000	Fleetpride(f)	CCC+	9.250%	05/15/2020	N/A	248,125
118,747	Keystone Automotive Operations, Inc.(f)	Caa2	9.750%	03/30/2016	N/A	121,121
361,111	Navistar, Inc.(f)	BB-	5.750%	08/17/2017	N/A	368,785
						887,686
	Banking – 0.1%
200,000	Ranpak(f)	B-	8.500%	04/01/2020	N/A	205,000
	Consumer Products – 0.5%
329,162	Playpower Dollar(f)	B	7.500%	06/30/2015	N/A	299,813
147,375	Targus Group International, Inc.(f)	B	11.000%	05/24/2016	N/A	145,164
950,000	Transtar Industries(f)	CCC+	9.750%	10/09/2019	N/A	980,875
						1,425,852
	Consumer Services – 2.6%
375,000	Applied Systems, Inc.(f)	CCC+	8.250%	06/08/2017	N/A	380,325
343,156	Edmentum, Inc.(f)	BB-	6.000%	02/14/2018	N/A	347,446
847,875	Endurance International Group(f)	B	6.250%	11/09/2019	N/A	855,294
1,100,000	Endurance International Group(f)	CCC+	10.250%	05/09/2020	N/A	1,116,500
1,511,125	Fly Funding II(f)	BBB-	4.500%	08/08/2018	N/A	1,534,744
400,000	GCA Services Group, Inc.(f)	CCC+	9.250%	11/01/2020	N/A	408,000
94,650	Nab Holdings, LLC(f)	BB+	7.000%	04/24/2018	N/A	95,714
233,333	Sutherland Global Cayman Tranche(f)	B	7.250%	03/06/2019	N/A	233,917
516,667	Sutherland Global U.S. Tranche(f)	B	7.250%	03/06/2019	N/A	517,958
1,775,382	Travelport Holdings Ltd.(f)	B	5.533%	08/23/2015	N/A	1,774,574
294,618	Travelport Holdings Ltd.(f)	B	5.534%	08/23/2015	N/A	294,484
						7,558,956

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Diversified Manufacturing – 0.7%
$1,034,800	CPM Holdings(f)	B+	6.250%	08/29/2017	N/A	$ 1,042,561
530,000	CPM Holdings(f)	B	10.250%	03/01/2018	N/A	533,975
492,045	Panolam Industries(c) (f)	B+	7.250%	08/23/2017	N/A	491,223
						2,067,759
	Electric – 0.3%
700,000	Astoria Generating Co. Aquisitions(f)	B	8.500%	10/26/2017	N/A	729,316
	Entertainment – 0.5%
1,338,157	Bushnell, Inc.(f)	B	5.750%	08/24/2015	N/A	1,342,345
106,850	CKX Entertainment, Inc.(f)	B+	9.000%	06/21/2017	N/A	95,631
						1,437,976
	Food & Beverage – 1.8%
2,500,000	Advance Pierre Foods, Inc.(f)	CCC+	9.500%	10/02/2017	N/A	2,571,100
1,145,000	Arctic Glacier(f)	B-	6.000%	04/22/2019	N/A	1,154,544
300,000	Hostess Brands, Inc.(f)	BB-	6.750%	04/09/2020	N/A	308,814
1,000,000	Performance Food Group(f)	B	5.523%	11/07/2019	N/A	1,004,250
						5,038,708
	Gaming – 0.7%
450,000	Centaur Acquisition LLC(f)	B+	5.250%	02/19/2019	N/A	455,344
125,000	Horseshoe Baltimore(f)	B-	8.250%	04/26/2020	N/A	129,219
1,144,250	Jacobs Entertainment, Inc.(f)	BB-	6.250%	10/29/2018	N/A	1,155,692
38,000	Rock Ohio Caesars, LLC(f)	BB-	6.000%	08/19/2017	N/A	38,095
378,667	Rock Ohio Caesars, LLC(f)	BB-	8.500%	08/19/2017	N/A	379,613
						2,157,963
	Gas Distributor – 0.6%
1,641,750	MRC Global, Inc.(f)	BB-	6.000%	11/08/2019	N/A	1,666,384
60,000	Teine Energy(f)	CCC	7.500%	05/17/2019	N/A	60,450
						1,726,834
	Health Care – 2.4%
100,000	Catalent(f)	B	6.500%	12/31/2017	N/A	101,375
625,000	Learning Care Group(f)	B	6.000%	05/08/2019	N/A	628,519
650,000	Merge Healthcare, Inc.(f)	B+	6.000%	04/23/2019	N/A	656,500
2,487,500	One Call Medical, Inc.(f)	B+	5.500%	08/19/2019	N/A	2,512,387
3,000,000	WP Prism, Inc.(f) (j)	CCC	6.250%	05/31/2018	N/A	2,970,000
						6,868,781
	Home Builders – 0.0%***
150,000	Capital Automotive LP(f)	B-	6.000%	04/18/2020	N/A	156,000
	Insurance – 0.2%
394,853	Confie Seguros(f)	B-	6.500%	11/09/2018	N/A	399,378
100,000	Cooper Gay Swett and Crawford(f)	CCC+	8.250%	10/16/2020	N/A	102,000
116,932	Cunningham(f)	B-	9.250%	01/01/2020	N/A	120,147
						621,525
	Lodging – 0.1%
199,597	Caesars Entertainment Operating Co., Inc.(f)	B-	5.440%	01/28/2018	N/A	178,935

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Media – 0.2%
$548,560	Cengage Learning Acquisitions, Inc. (Thomson Learning)(f)	B+	7.500%	07/03/2014	N/A	$ 435,422
349,340	Cengage Learning Acquisitions, Inc. (Thomson Learning)(f)	CCC	5.780%	07/31/2017	N/A	276,999
						712,421
	Oil Field Services – 0.4%
550,000	P2 Energy(f)	CCC+	10.000%	05/20/2019	N/A	561,000
175,000	Rice Energy(f)	CCC+	8.500%	10/25/2018	N/A	177,625
498,750	Shelf Drilling Holding Ltd.(c) (f)	B+	6.250%	05/31/2018	N/A	505,608
						1,244,233
	Other – 0.4%
1,077,083	AABS, Series 2013-1A(f) (j)	A+	4.875%	01/01/2020	N/A	1,094,586
	Other Financials – 1.6%
123,500	Alpha Natural Resources(f)	Ba1	3.500%	05/20/2020	N/A	123,269
1,750,000	AP Alternative Assets LP(f) (j)	BB	4.350%	12/21/2015	N/A	1,754,375
1,200,000	STG-Fairway Acquisitions, Inc.(f)	B	6.250%	02/13/2019	N/A	1,206,750
450,000	STG-Fairway Acquistions, Inc.(f) (j)	NR	10.500%	08/28/2019	N/A	445,500
997,500	Topaz Power(f)	BB-	5.250%	02/25/2020	N/A	1,010,218
						4,540,112
	Other Industrials – 0.6%
1,800,000	Sirva Worldwide, Inc.(f)	B	7.500%	03/27/2019	N/A	1,800,000
	Pharmaceuticals – 0.8%
1,168,043	Generic Drug Holdings(f)	BB+	5.000%	10/29/2019	N/A	1,179,724
299,392	PRA International(f)	B	6.500%	12/10/2017	N/A	304,444
900,000	PRA International(f)	B-	10.500%	06/10/2019	N/A	918,000
						2,402,168
	Railroads – 0.1%
197,980	Helm Financial Corp.(f)	B-	6.250%	06/01/2017	N/A	199,465
	Retail – 1.5%
78,000	Asurion Corp.(f)	B-	11.000%	09/02/2019	N/A	83,915
2,233,125	Blue Coat Systems(f)	BB-	4.500%	02/15/2018	N/A	2,251,615
563,665	Deb Store Holdings, LLC(c) (f) (j)	CCC+	6.500%	10/11/2016	N/A	422,749
249,593	Guitar Center, Inc.(f)	CCC+	5.540%	04/09/2017	N/A	249,669
148,875	HD Supply(f)	B+	4.500%	10/12/2017	N/A	150,403
746,251	Ollies Holdings, Inc.(f)	B	5.250%	09/28/2019	N/A	753,714
300,000	Rite Aid Corp.(f)	B-	5.750%	07/07/2020	N/A	311,250
						4,223,315
	Technology – 2.7%
105,745	Aspect Software, Inc.(f)	B	7.000%	05/07/2016	N/A	107,431
129,715	Ceridian Corp.(f)	B-	5.949%	05/09/2017	N/A	131,013
650,000	Deltek Systems, Inc.(f)	CCC+	10.000%	10/10/2019	N/A	670,719
1,296,750	Deltek, Inc.(f)	B+	5.000%	10/04/2018	N/A	1,314,308
277,205	Entrust Ltd. (Canada)(f)	B3	6.250%	10/31/2018	N/A	275,819
611,545	Entrust, Inc.(f)	B3	6.250%	10/31/2018	N/A	608,487
150,000	EZE Castle Software(f)	CCC+	8.750%	03/14/2021	N/A	153,422
125,000	Ion Trading Technology(f)	CCC+	8.250%	05/21/2021	N/A	126,563
497,500	IPC Information Systems, Inc.(f)	B-	7.750%	07/31/2017	N/A	485,062

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Technology continued
$500,000	Magic Newco LLC(f)	CCC+	12.000%	06/01/2019	N/A	$ 586,250
99,748	Mirion Technologies(f)	B	5.750%	04/08/2018	N/A	100,621
100,000	Misys PLC(f)	CCC+	12.000%	06/06/2019	N/A	117,250
1,246,270	Mmodal, Inc.(f)	B+	7.500%	08/16/2019	N/A	1,234,586
1,346,625	Wall Street Systems Delaware, Inc.(f)	B	5.750%	10/25/2019	N/A	1,362,616
450,000	Wall Street Systems Delaware, Inc.(f)	B-	9.250%	10/25/2020	N/A	459,000
						7,733,147
	Transportation – 1.0%
618,730	Aviation Holdings, Inc.(f)	NR	10.000%	07/13/2017	N/A	572,325
197,204	Aviation Holdings, Inc.(f)	NR	3.000%	02/13/2018	N/A	49,301
37,656	Carey International, Inc.(c) (f) (j)	NR	9.000%	01/27/2014	N/A	16,945
592,500	Evergreen Tank Solutions, Inc.(f)	B-	9.500%	09/26/2018	N/A	592,133
1,252,988	Sabre, Inc.(f)	B	5.250%	02/19/2019	N/A	1,271,451
350,000	US Shipping Corp.(f)	B	9.000%	04/30/2018	N/A	351,020
						2,853,175
	Wireless – 0.8%
997,500	Alcatel Lucent(f)	BB-	7.250%	01/30/2019	N/A	1,010,802
1,290,250	Zayo Group LLC(f)	B	4.500%	07/02/2019	N/A	1,302,043
						2,312,845
	Wire Lines – 1.4%
1,817,100	Avaya, Inc.(f)	B	4.788%	10/26/2017	N/A	1,637,007
2,343,222	Avaya, Inc.(f)	B	8.000%	03/31/2018	N/A	2,248,333
						3,885,340
	Total Term Loans – 22.6%
	(Cost $63,693,780)					64,903,973

Number
of Shares	Description	Rating *				Value
	Common Stocks – 0.0%***
	Airlines – 0.0%
32,331	Global Aviations Holdings, Inc.(j) (n)					3
	Retail – 0.0%
9,389	Deb Store Holdings, LLC(c) (j) (n)					1
	Total Common Stocks – 0.0%
	(Cost $125,069)					4
	Preferred Stocks – 4.8%
	Banks – 1.6%
2,850,000	Bank of America Corp., Series U, 5.200%(f)	B1				2,821,500
1,120,000	Fifth Third Bancorp, 5.100%(f)	BB+				1,117,200
655,000	PNC Financial Services Group, Inc., Series R, 4.850%(f)	BBB				650,087
						4,588,787
	Diversified Financial Services – 1.2%
500	Falcons Funding Trust I, 8.875%(a) (f)	NR				516,594
5,200	GSC Partners CDO Fund Ltd. V / GSC Partners CDO Fund Corp.
	(Cayman Islands)(a) (f) (k)	NR				2,003,612
2,100,000	Whitehorse II Ltd., Series 2005-2A (Cayman Islands)(a) (f) (k)	NR				1,050,000
						3,570,206

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Number
of Shares	Description		Rating *		Value
	Insurance – 1.1%
20,000	Aegon NV, 6.380% (Netherlands)(b)		BBB		$ 522,000
96,000	Aspen Insurance Holdings Ltd., 5.950% (Bermuda)(a) (f) (n)		BBB-		2,558,400
3,800	ING Groep NV, 7.050% (Netherlands)(b)		B		95,608
					3,176,008
	Telecommunications – 0.5%
1,000	Centaur Funding Corp., 9.080% (Cayman Islands)(a)		BBB		1,290,313
	Transportation – 0.4%
40,000	Seaspan Corp., Series C, 9.500% (Marshall Islands)		NR		1,104,000
	Total Preferred Stocks – 4.8%
	(Cost $13,061,317)				13,729,314
	Exchange Traded Funds – 18.3%
3,400	Energy Select Sector SPDR(b) (o)				273,802
40,600	Industrial Select Sector SPDR Fund(b) (o)				1,765,694
114,066	iPATH S&P 500 VIX Short-Term Futures ETN(o)				2,187,786
35,900	iShares Dow Jones US Real Estate Index Fund(b) (o)				2,467,048
10,060	iShares MSCI Spain Capped Index Fund				303,913
32,800	ProShares Ultra S&P 500(b) (o)				2,598,088
35,200	SPDR Dow Jones Industrial Average ETF Trust(b) (o)				5,319,424
226,800	SPDR S&P 500 ETF Trust(b) (o)				37,022,832
20,000	Technology Select Sector SPDR Fund(b) (o)				633,200
	(Cost $52,429,544)				52,571,787
	Warrants – 0.0%***
	Engineering & Construction – 0.0%
1,050	Alion Science and Technology Corp., expiring 03/15/2017(c) (j) (n)				0
	(Cost $10)
	Total Long-Term Investments – 138.0%
	(Cost $378,409,427)				395,352,040
		Expiration		Exercise
Contracts	Options Purchased	Date		Price	Value
	Call Options Purchased – 1.1%
2,849	SPDR Gold Shares (n)	January 2015		$140.00	3,041,307
	(Cost $4,165,346)
Number
of Shares	Description				Value
	Money Market Fund – 0.9%
2,724,940	Dreyfus Treasury Prime Cash Management Institutional Shares				2,724,940
	(Cost $2,724,940)
	Total Investments – 140.0%
	(Cost $385,299,713)				401,118,287
	Other Assets in excess of Liabilities – 1.0%				2,817,827
	Total Value of Options Written – (0.6%) (Premiums received – $2,472,246)				(1,892,676)
	Borrowings – (19.6% of Net Assets or 14.0% of Total Investments)				(56,098,955)
	Reverse Repurchase Agreements – (20.8%)				(59,473,742)
	Net Assets – 100.0%				$286,470,741

AB – Stock Company
AMBAC – Insured by Ambac Assurance Corporation
BV – Limited Liability Company
CBO – Collateralized Bond Obligation

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
NV – Publicly Traded Company
PLC – Public Limited Company
Pty – Proprietary
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.
***	Less than 0.1%
(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013 these securities amounted to $191,636,328, which represents 66.9% of net assets.

(b)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2013, the total amount segregated was $172,151,431.

(c)	Illiquid security.
(d)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of May 31, 2013.
(e)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(f)	Floating or variable rate coupon. The rate shown is as of May 31, 2013.
(g)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(h)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares by increasing the principal amount or issuing new notes equal to such payment-in-kind, or pay 50% of the interest in cash and 50% interest payment-in-kind shares.

(i)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.
(j)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $11,349,835 which represents 4.0% of net assets.

(k)	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.
(l)	Security is a “Step up” bond where the coupon increases or steps up at a predetermined date. The coupon rate shown is in effect as of May 31, 2013.
(m)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(n)	Non-income producing security.
(o)	Security represents cover for outstanding written options.

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (0.7%) (a)	Month	Price	Value
	Call Options Written – (0.7%)
34	Energy Select Sector SPDR	June 2013	$82.00	$(2,465)
406	Industrial Select Sector SPDR Fund	June 2013	44.00	(15,834)
359	iShares Dow Jones US Real Estate Index Fund	June 2013	75.00	(718)
894	iPATH S&P 500 VIX Short-Term Futures ETN	June 2013	20.00	(74,202)
328	ProShares Ultra S&P 500	June 2013	82.00	(30,668)
352	SPDR Dow Jones Industrial Average ETF Trust	June 2013	152.00	(46,992)
2,138	SPDR Gold Shares	January 2015	155.00	(1,288,145)
2,268	SPDR S&P 500 ETF Trust	June 2013	164.00	(428,652)
200	Technology Select Sector SPDR Fund	June 2013	32.00	(5,000)
	Total Value of Call Options Written
	Premiums received ($2,472,246)			$(1,892,676)
(a) Non-income producing security.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

% of Long-Term
Country Breakdown	Investments
United States	68.5%
Cayman Islands	21.4%
Jersey	2.6%
Bermuda	1.4%
United Kingdom	1.1%
Canada	0.8%
Australia	0.6%
Netherlands	0.5%
Luxemburg	0.5%
Saint Maarten	0.5%
Sweden	0.5%
Mexico	0.5%
Marshall Islands	0.3%
Ireland	0.3%
France	0.3%
Brazil	0.2%

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2013

Assets
Investments in securities, at value (cost $385,299,713)	$401,118,287
Cash	6,055,016
Interest receivable	3,298,440
Restricted cash	1,910,000
Receivable for securities sold	1,573,739
Receivable for fund shares sold through at-the-market offering	1,487,710
Unrealized appreciation on swaps	541,452
Dividends receivable	12,778
Unrealized appreciation on foreign currency	6,762
Total assets	416,004,184
Liabilities
Reverse repurchase agreements	59,473,742
Borrowings	56,098,955
Payable for securities purchased	11,235,575
Options written, at value (premiums received of $2,472,246)	1,892,676
Advisory fee payable	334,044
Interest due on borrowings	156,645
Offering costs payable	41,786
Unrealized depreciation on unfunded commitments	16,063
Administration fee payable	7,940
Accrued expenses and other liabilities	276,017
Total liabilities	129,533,443
Net Assets	$286,470,741
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
13,672,683 shares issued and outstanding	$136,727
Additional paid-in capital	259,713,219
Accumulated net realized gain on investments, options, and swaps	5,280,122
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	16,930,296
Undistributed net investment income	4,410,377
Net Assets	$286,470,741
Net Asset Value (based on 13,672,683 common shares outstanding)	$20.95

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

STATEMENT OF OPERATIONS For the year ended May 31, 2013	May 31, 2013

Investment Income
Interest	$25,556,274
Dividends	914,805
Total income		$26,471,079
Expenses
Investment advisory fee	3,487,403
Interest expense	1,611,099
Excise tax expense	264,000
Fund accounting fee	150,427
Professional fees	140,532
Custodian fee	94,279
Printing expense	87,194
Administration fee	84,748
Trustees’ fees and expenses	80,097
NYSE listing fee	24,031
Insurance	22,209
Transfer agent fee	19,809
Miscellaneous	5,112
Total expenses		6,070,940
Net investment income		20,400,139
Realized and unrealized gain (loss) on investments, options, swaps and unfunded commitments
Net realized gain (loss) on:
Investments		10,981,715
Options		(3,907,532)
Swaps		837,517
Net change in unrealized appreciation (depreciation) on:
Investments		13,550,765
Options		1,192,213
Foreign currency translations		6,762
Swaps		176,537
Unfunded commitments		18,827
Net realized and unrealized gain on investments, options, swaps and unfunded commitments		22,856,804
Net Increase in Net Assets Resulting from Operations		$43,256,943

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2013

	For the	For the
	Year Ended	Year Ended
	May 31, 2013	May 31, 2012
Increase in Net Assets Resulting from Operations
Net investment income	$20,400,139	$17,747,405
Net realized gain on investments, options and swaps	7,911,700	3,754,294
Net change in unrealized appreciation (depreciation) on investments,
options, swaps and unfunded commitments	14,945,104	(14,267,555)
Net increase in net assets resulting from operations	43,256,943	7,234,144
Distributions to Common Shareholders
From and in excess of net investment income	(21,756,314)	(18,230,024)
Capital gains	(2,072,578)	–
Total Distributions	(23,828,892)	(18,230,024)
Capital Share Transactions
Net proceeds from common shares issued through at-the-market and
underwritten offerings	59,126,204	30,038,405
Reinvestment of dividends	930,367	1,158,565
Common share offering costs charged to paid-in capital	(360,152)	(187,622)
Net increase from capital share transactions	59,696,419	31,009,348
Total increase in net assets	79,124,470	20,013,468
Net Assets
Beginning of period	207,346,271	187,332,803
End of period (including accumulated undistributed net investment
income of $4,410,377 and $399,443, respectively)	$286,470,741	$207,346,271

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

STATEMENT OF CASH FLOWS For the year ended May 31, 2013	May 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$43,256,943
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized appreciation on investments	(13,550,765)
Net unrealized appreciation on options	(1,192,213)
Net unrealized appreciation on swaps	(176,537)
Net unrealized appreciation on unfunded commitments	(18,827)
Net unrealized appreciation on foreign currency translation	(6,762)
Net realized gain on investments	(10,981,715)
Net realized gain on options	3,907,532
Net accretion of bond discount and amortization of bond premium	(4,559,221)
Paydowns received	(3,942,375)
Purchase of long-term investments	(661,735,407)
Proceeds from sale of long-term investments	568,226,273
Premiums received on written options	13,149,620
Cost of written options closed	(12,936,813)
Net sales of short-term investments	15,041,162
Increase in dividends receivable	(109)
Increase in interest receivable	(1,051,862)
Increase in securities sold receivable	(923,511)
Increase in receivable for fund shares sold through at-the-market offering	(1,487,710)
Decrease in other assets	85,652
Increase in payable for securities purchased	7,388,700
Increase in interest due on borrowings	50,155
Increase in advisory fee payable	85,479
Increase in administration fee payable	1,713
Increase in accrued expenses and other liabilities	94,733
Net Cash Used in Operating and Investing Activities	(61,275,865)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	59,126,204
Distributions to common shareholders	(22,898,525)
Increase in reverse repurchase agreements	6,230,701
Proceeds from borrowings	56,500,000
Payments made on borrowings	(31,000,000)
Offering costs in connection with issuance of common shares	(318,366)
Net Cash Provided by Financing Activities	67,640,014
Net increase in cash	6,364,149
Cash at Beginning of Period (including restricted cash)	1,600,867
Cash at End of Period (including restricted cash)	$7,965,016
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,560,944
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$930,367
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$3,134,570
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$30,783

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2013

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a common share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$19.00	$20.11	$17.56	$12.42	$17.52
Income from investment operations
Net investment income (a)	1.68	1.80	1.94	1.76	1.06
Net realized and unrealized gain (loss) on
investments, options, swaps and
unfunded commitments	2.22	(1.06)	2.49	5.23	(4.31)
Total from investment operations	3.90	0.74	4.43	6.99	(3.25)
Distributions to Common Shareholders
From and in excess of net investment income	(1.78)	(1.85)	(1.88)	(1.85)	(1.36)
Return of capital	–	–	–	–	(0.49)
Capital gains	(0.17)	–	–	–	–
Total distributions	(1.95)	(1.85)	(1.88)	(1.85)	(1.85)
Net asset value, end of period	$20.95	$19.00	$20.11	$17.56	$12.42
Market value, end of period	$21.91	$21.08	$22.32	$17.46	$11.53
Total investment return (b)
Net asset value	21.37%	4.09%	26.14%	59.06%	-18.37%
Market value	14.10%	3.81%	40.85%	70.37%	-19.51%
Ratios and supplemental data
Net assets, applicable to common shareholders,
end of period (in thousands)	$286,471	$207,346	$187,333	$161,783	$113,076
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense (c)	1.81%	1.78%	1.85%	1.98%	2.06%
Total expenses, including interest expense (c)	2.47%	2.55%	2.69%	2.97%	3.25%
Net investment income, including interest expense	8.30%	9.45%	10.20%	11.30%	7.84%
Portfolio turnover (d)	165%	112%	64%	67%	58%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$115,573	$83,842	$80,670	$69,117	$31,085
Asset coverage per $1,000 of indebtedness (e)	$3,479	$3,473	$3,322	$3,341	$4,638

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.05% for the year ended May 31, 2013, 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, and 0.08% for the year ended May 31, 2009.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS	May 31, 2013

Note 1 – Organization:

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Exchange traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged valuations, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

For fixed income securities, fair valuations may include input from Guggenheim Partners Investment Management, LLC (“GPIM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. GPIM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

There are three different categories for valuation. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuations).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities in the Fund are determined in accordance with the Fund’s valuation procedures described above.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2013.

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Corporate Bonds	$–	$129,090	$–		$129,090
Asset Backed Securities
Automobile	–	32	–		32
Collateralized Debt
Obligations	–	21,938	78		22,016
Collateralized Loan
Obligations	–	61,586	3,065		64,651
Commercial
Receivables	–	385	–		385
Credit Cards	–	1,635	1,287		2,922
Financial	–	25	–		25
Insurance	–	5,112	–		5,112
Media	–	1,733	–		1,733
Other	–	1,350	–		1,350
Student Loans	–	–	215		215
Timeshare	–	863	–		863
Transportation	–	18,924	–		18,924
Trust Preferred Stocks	–	4,558	–		4,558
Collateralized Mortgage
Obligations	–	12,273	–		12,273
Term Loans:
Aerospace & Defense	–	842	–		842
Automotive	–	888	–		888
Banking	–	205	–		205
Consumer Products	–	1,426	–		1,426
Consumer Services	–	7,559	–		7,559
Diversified
Manufacturing	–	2,068	–		2,068
Electric	–	729	–		729
Entertainment	–	1,438	–		1,438
Food & Beverages	–	5,039	–		5,039
Gaming	–	2,158	–		2,158
Gas Distributor	–	1,727	–		1,727
Health Care	–	3,899	2,970		6,869
Home Builders	–	156	–		156
Insurance	–	622	–		622
Lodging	–	179	–		179
Media	–	712	–		712
Oil Field Services	–	1,244	–		1,244
Other	–	–	1,095		1,095
Other Financials	–	2,340	2,200		4,540
Other Industrials	–	1,800	–		1,800
Pharmaceuticals	–	2,402	–		2,402
Railroad	–	199	–		199
Retail	–	3,800	423		4,223
Technology	–	7,733	–		7,733
Transportation	–	2,836	17		2,853
Wireless	–	2,313	–		2,313
Wire Lines	–	3,885	–		3,885
Common Stock	–	–	–	*	–	*

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Preferred Stock:
Banks	$–	$4,589	$–		$4,589
Diversified Financial
Services	516	3,054	–		3,570
Insurance	3,176	–	–		3,176
Telecommunications	1,290	–	–		1,290
Transportation	1,104	–	–		1,104
Exchange Traded Funds	52,572	–	–		52,572
Warrants	–	–	–	*	–	*
Options Purchased	3,041	–	–		3,041
Money Market Fund	2,725	–	–		2,725
Foreign Currency	7	–	–		7
Interest Rate Swaps	–	136	–		136
Index Swaps	–	421	–		421
Total Assets	$64,431	$325,903	$11,350		$401,684

Liabilities:
Credit Default Swaps	$–	$16	$–		$16
Options Written	1,893	–	–		1,893
Unfunded Commitments	–	16	–		16
Total Liabilities	$1,893	$32	$–		$1,925

* Market value is less than minimum amount disclosed.

During the year ended May 31, 2013, there were no transfers between Level 1 and Level 2.

There were two transfers from Level 3 to Level 2 for the asset backed securities during the year ended May 31, 2013, due to the availability of market price information at the period end for each respective security. A transfer in the amount of $355,770 for Insurance Note Capital Term and $454,986 for Blade Engine Securitization Ltd.

There were two transfers from Level 2 to Level 3 for the asset backed securities during the year ended May 31, 2013, due to the lack of available market price information at the period end for each respective security. A transfer in the amount of $639,441 for Diversified Asset Securitization Holdings III LP and $225,304 for MRU Student Loan Trust.

With regards to the Level 3 securities:

The Fund received the Alion Science and Technology Warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014. The company has two bonds outstanding with the longer dated of the two bonds trading at a distressed level. The warrant and the underlying stock of the company are both unlisted securities. With the debt trading at distressed levels, the Fund is assigning a price of $0.00 to the warrants. If the warrants begin trading on an exchange, the price of the warrants could increase.

Deb Store Holdings Term Loan is a 1st Lien Sr. Secured Term Loan. The loan has a yield of 12.5%, which is very high relative to market levels for comparable securities. Based on where comparable businesses trade and the Company’s weaker than expected start to 2013, the Fund valued the loan at $75.

Deb Store Holdings Common Stock – This is the common equity of Deb Shops. The Fund acquired this common stock in exchange for the cancelation of a portion of our pre-petition 1st lien term loan as part of the Company’s exit from Bankruptcy in Q4 2011. Based on the enterprise value multiples of public comparables, the Fund assigned the price of $0 per share at May 31, 2013.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Carey International, Inc. is a provider of chauffeured vehicle services and transportation management and logistics solutions. Based on an EBITDA projection model, the term loan is being priced at $45.00 at May 31, 2013.

Ares XXVI CLO Ltd, Diversified Asset Securitization Holdings III LP, and MRU Student Loan Trust were all priced using an option adjusted spread model based on broker quotes. CHLPA Credit Card Pass-Through Trust was priced using a single broker quote. AP Alternative Assets LP was priced using the last available price and STG-Fairway Acquistions, Inc. and WP Prism, Inc. were priced using trade price.

AABS is a senior tranche of an aircraft securitization. The security pays a coupon of 4.875% monthly. As of May 31, 2013 the security was priced at 101.625, giving a forecast yield of 4.56%. This is consistent with market conditions and the terms of the security.

The Fund received the shares of Global Aviations Holdings, Inc. Class A common stock in conjunction with the restructuring of Global Aviation Holding, Inc. corporate bond. As of May 31, 2013, the common stock had not commenced trading on an exchange. The Fund assigned a price of $0.00 to the common stock based on an internal valuation model. If the common stock begins trading on an exchange, the price of the stock could increase.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2013.

Level 3 Holdings (Values in $000’s)
Beginning Balance at 5/31/12
Asset Backed Securities	$1,339
Term Loans	545
Common Stock	125
Warrant	– *
Paydowns Received
Asset Backed Securities	(1,599)
Term Loans	(17)
Common Stock	–
Warrant	–
Payment-in-kind Distributions Received
Asset Backed Securities	–
Term Loans	35
Common Stock	–
Warrant	–
Realized Gain/Loss Related to Paydowns
Asset Backed Securities	323
Term Loans	–
Common Stock	–
Warrant	–
Change in Unrealized Gain/Loss
Asset Backed Securities	47
Term Loans	(135)
Common Stock	(125)
Warrant	–

Level 3 Holdings (Values in $000’s)
Purchases
Asset Backed Securities	$4,991
Term Loans	6,277
Common Stock	–	*
Warrant	–
Sales
Asset Backed Securities	(510)
Term Loans	–
Common Stock	–
Warrants	–
Transfer In
Asset Backed Securities	865
Term Loans	–
Common Stock	–
Warrant	–
Transfer Out
Asset Backed Securities	(811)
Term Loans	–
Common Stock	–
Warrant	–
Ending Balance at 5/31/13
Asset Backed Securities	4,645
Term Loans	6,705
Common Stock	–	*
Warrant	–	*
Total Level 3 holdings	$11,350

*Market value is less than minimum amount disclosed.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2013, the Fund recognized an increase of interest income and a decrease of net realized gain of $3,942,375. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call and Put Options

The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations. There were no foreign currency gains or losses for the year ended May 31, 2013.

(g) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPIM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Trustees and the Adviser,

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Prior to May 14, 2013, under a separate Fund Administration agreement, the Adviser provided Fund Administration services to the Fund. The Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Trustees approved Rydex Fund Services, LLC (“RFS”) to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change.

For the year ended May 31, 2013, the Fund recognized expenses of $84,748 for these services.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Effective June 1, 2013, the Trustees approved RFS to replace BNY as the accounting agent of the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

At May 31, 2013, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of options contracts, swaps, paydown losses, dividend reclasses, return of capital on investments, convertible bonds and excise taxes paid. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)	Paid in Capital
$5,367,109	$(5,103,162)	$(263,947)

At May 31, 2013, the cost and related unrealized appreciation and depreciation of securities for Federal income tax purposes, were as follows:

Net Tax
Unrealized
Cost of			Net Tax	Appreciation
Investments	Gross Tax	Gross Tax	Unrealized	on Derivatives
for Tax	Unrealized	Unrealized	Appreciation	and Foreign
Purposes	Appreciation	Depreciation	on Investments	Currency
$384,701,599	$23,052,319	$(6,635,631)	$16,416,688	$1,018,205

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and non-real estate investment trust return of capital.

The tax character of distributable earnings/(accumulated losses) at May 31, 2013 was as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
$7,472,824	$1,713,077

For the years ended May 31, 2013, and 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2013	2012
Ordinary income	$21,756,314	$18,230,024
Long-term capital gain	2,072,578	– 0 –
	$23,828,892	$18,230,024

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the year ended May 31, 2013, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $661,735,407 and $568,226,273, respectively.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Note 6 – Derivatives:

(a) Covered Call Options and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the year ended May 31, 2013.

Details of the transactions were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of the period	9,293	$1,486,477
Options written during the period	94,889	13,149,620
Options expired during the period	(19,700)	(1,350,803)
Options closed during the period	(50,507)	(7,678,478)
Options assigned during the period	(26,996)	(3,134,570)
Options outstanding, end of period	6,979	$2,472,246

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a predetermined percentage or fall below a pre- determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

The Fund entered into credit default, interest rate and index swap agreements during the year ended May 31, 2013, to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2013, are as follows:

Credit Default Swap Agreements
				Implied Credit			Upfront
				Spread at			Premium	Unrealized
	Reference	Buy/Sell	Termination	November 30,	Notional	Receiving	Received	Appreciation/
Counterparty	Entity	Protection	Date	2013 (2)	Amount (000s)	Fixed Rate	(Paid)	(Depreciation)
	Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/21/14	1.54%	$3,000	1.180%	$–	$(15,661)

Interest Rate Swap Agreements
								Unrealized
			Termination	Next	Notional		Receive	Appreciation/
Counterparty		Floating Rate	Date	Call Date	Amount (000s)		Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR		07/07/38	07/07/13	$5,000		5.753%	$136,025

Index Swap Agreements
								Unrealized
				Number	Termination	Notional		Appreciation/
Counterparty	Index			of Contracts	Date	Amount (000s)		(Depreciation)
Bank of America	Japanese Government 10-Year Bond Future			19	06/07/13	$(26,780)		$421,088
Total Unrealized Appreciation for Swap Agreements								$541,452

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The Fund pays the floating rate and receives the fixed rate.

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2013.

Statement of Asset and Liability Presentation of
Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity risk	Investments	$3,041	Options	$1,893
	in securities		Written
Interest rate risk	Unrealized	557	Unrealized	–
	appreciation on		depreciation
	swaps		on swaps
Credit risk	Unrealized	–	Unrealized	16
	appreciation on		depreciation
	swaps		on swaps
Total		$3,598		$1,909

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2013.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Options		Swaps	Total
Equity risk	$	(3,908)	$–	$	(3,908)
Interest rate risk		–	802		802
Credit risk		–	36		36
Total		$(3,908)	$838	$	(3,070)
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$1,192	$–	$1,192
Interest rate risk	–	1,065	1,065
Credit risk	–	(889)	(889)
Total	$1,192	$176	$1,368

Derivative Volume

Swaps:

The Fund decreased the volume of activity in swaps during the year ended May 31, 2013 with an average notional balance of approximately $18,382,349 during the year ended May 31, 2013 and an ending notional balance of $34,779,698. During the year ended May 31, 2012, the average notional balance was approximately $22,535,519 and the ending notional balance was $18,000,000.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Note 7 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2013, the average daily balance for which reverse repurchase agreements were outstanding amounted to $59,739,512. The weighted average interest rate was 1.84%. At May 31, 2013, there was $59,473,742 in reverse repurchase agreements outstanding and the total amount segregated in connection with reverse repurchase agreements was $70,215,234.

At May 31, 2013, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Banc of America
Securities LLC	1.45% - 1.95%	06/13/13 - 06/24/13	$14,602,526
Barclays Capital, Inc.	0.65% - 2.03%	05/31/13 - 08/28/13	23,229,898
Morgan Stanley
& Co., Inc.	1.45%	07/01/13	1,495,750
Nomura	2.13% - 2.78%	06/20/13 - 07/26/13	7,696,000
Royal Bank of
Scotland	0.85% - 1.93%	06/14/13 - 07/29/13	12,003,568
Wells Fargo Bank, Ltd.	1.45% - 1.70%	06/14/13	446,000
			$59,473,742

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000 and effective August 12, 2012, it increased again to $50,000,000. On January 25, 2013, the credit line was increased to $65,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. At May 31, 2013, there was $56,098,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2013, was $43,166,078 with a related average interest rate of 1.18%. The maximum amount outstanding during the year ended May 31, 2013 was $60,098,955. As of May 31, 2013, the total value of securities segregated and pledged as collateral in connection with borrowings was $91,499,704.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

Note 8 – Loan Commitments:

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2013. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2013, the total amount segregated in connection with unfunded commitments was $10,436,493. The unrealized depreciation on these commitments of $16,063 as of May 31, 2013 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
Associated Partners	$1,750,000	$–
Constellation Brands	1,000,000	–
Getco Bridge	300,000	–
Heinz Co.	1,200,000	–
National Financial Partners	300,000	–
Nielsen Expositions	250,000	–
Nielsen Bridge	4,000,000	–
Rock Ohio Caesars	25,333	(63)
ServiceMaster Revolver	800,000	(16,000)
	$9,625,333	$(16,063)

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Note 9 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 13,672,683 issued and outstanding.

Transactions in common shares were as follows:
	Year ended	Year ended
	May 31, 2013	May 31, 2012
Beginning Shares	10,913,698	9,317,708
Shares issued through dividend reinvestment	44,570	59,490
Common shares issued through at-the-market offering	2,714,415	36,500
Common shares issued through underwritten offering	–	1,500,000
Ending Shares	13,672,683	10,913,698

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective and a post-effective amendment thereto became effective on October 11, 2012. The shelf registration statement allows for the issuance of up to an additional $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund.

The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2013, the Fund incurred $360,152 of expenses associated with the at-the-market offerings of which $41,786 is payable at May 31, 2013.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 3, 2013, the Fund declared a monthly distribution to common shareholders of $0.1821 per common share. The distribution was payable on June 28, 2013, to shareholders of record on June 14, 2013.

On July 1, 2013, the Fund declared a monthly distribution to common shareholders of $0.1821 per common share. The distribution is payable on July 31, 2013, to shareholders of record on July 15, 2013.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2013

The Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the Fund), including the portfolio of investments, as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
July 25, 2013

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2013

Federal Income Tax Information

Qualified dividend income of as much as $97,073 was received by the Fund through May 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2013, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG Qualifying
52.39%	100.00%

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2013. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Donald C. Cacciapaglia	11,521,609	168,568	117,439
Robert B. Karn III	11,501,323	188,366	117,927
Ronald A. Nyberg	11,585,362	104,328	117,926
Ronald E. Toupin, Jr.	11,538,473	142,374	126,769

The other Trustees of the Fund not up for election in 2013 are Randall C. Barnes and Roman Friedrich III.

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Number of
Portfolios
Name, Address*, Year			in the Fund
of Birth and	Term of Office**		Complex***
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Overseen	Other Directorships
with Registrant	of Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President &	48	None.
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2010	Founder and President of Roman Friedrich & Company, Ltd. a US and	44	Director of First Americas Gold Corp.
Year of birth: 1946		Canadian-based business, which provides investment banking to the		(2012-present) and Zincore Metals, Inc.
Trustee		mining industry (1998-present). Formerly, Senior Managing Director of		(2009-present). Previously, Director
		MLV & Co., LLC, an investment bank and institutional broker-dealer		of Blue Sky Uranium Corp. (formerly
		specializing in capital intensive industries such as energy, metals and		Windstorm Resources, Inc.) (April
		mining (2010-2011).		2011-July 2012), Director of Axiom
Gold and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009); Gate
way Gold Corp. (2004-2008) and
GFM Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	44	Director of Peabody Energy
Year of birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis office		Company (2003 – present) and GP
Trustee		(1987-1997).		Natural Resource Partners LLC
(2002 – present).
Ronald A. Nyberg	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	50	None.
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of Van
Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	47	Trustee, Bennett Group of Funds
Year of birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice
President and Manager of Nuveen Unit Investment Trusts (1991-1999), and
Assistant Vice President and Portfolio Manager of Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2013

Number of
Portfolios
Name, Address*, Year			in the Fund
of Birth and	Term of Office**		Complex***
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Overseen	Other Directorships
with Registrant	of Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	212	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present);		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Chief Executive Officer (2012-present) and President (2010-present),		and Rydex Variable Trust (2012-
Executive Officer		Guggenheim Funds Distributors, LLC and Guggenheim Funds		present); Independent Board
		Investment Advisors, LLC; Chief Executive Officer of certain funds of		Member, Equitrust Life Insurance
		Guggenheim Funds Fund Complex (2012-present); President and Director		Company, Guggenheim Life and
		of SBL Fund, Security Equity Fund, Security Income Fund, Security Large		Annuity Company, and Paragon Life
		Cap Value Fund, and Security Mid Cap Growth Fund (2012-present);		Insurance Company of Indiana
		President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust,		(2011-present).
Rydex Series Funds and Rydex Variable Trust (2012-present); Formerly,
Chairman and CEO of Channel Capital Group Inc. and Channel Capital
Group LLC (2002-2010).

* Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

- Messrs. Barnes, Cacciapaglia and Friedrich are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2014.

- Messrs. Karn, Nyberg and Toupin are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.

*** As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

† Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Principal Executive Officers

The Principal Executive Officers, of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present). Officer of certain funds in the Funds Complex (2012–present).
John L. Sullivan	Since 2011	Senior Managing Director–Fund Administration, of Guggenheim Investments (2010-present). Chief Accounting Officer,
Year of Birth: 1955		Chief Financial Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Accounting Officer,		Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004).
Chief Financial Officer		Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of Birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value
Chief Compliance Officer		Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2008	Director; Associate General Counsel of Guggenheim Funds Services LLC (2012-present). Formerly, Vice President,
Year of birth: 1978		Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain funds in the
Secretary		Fund Complex.

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective February 12, 2013.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2013

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Investment Advisory Agreement and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year, three-year and five-year periods ended December 31, 2012. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in investment-grade fixed income securities but excluded funds with a majority of their assets in one asset class, sector or country. The Committee noted that the Fund’s investment results were consistent with Fund’s investment objective to maximize total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. While the Fund’s expense ratio was above the median and mean expense ratio of the peer group of funds, the Committee considered the Adviser’s view that the Fund pursues a unique strategy that combines both credit-oriented and equity-related investments, while many funds in the peer group of funds are either credit-oriented or equity-oriented, but typically not both. In this regard, the Committee took into account the Adviser’s view that it is challenging to find true peers to the Fund and that, given the Fund’s uniqueness and combination of multiple strategies, including an enhanced equity strategy, the fees are reasonable. The Committee also observed that the accounting and custody expenses for the Fund are comparatively high due to the costs associated with daily valuing the securities held in the portfolio. In addition, the Committee noted that the Fund is one of the smaller funds in its peer group of funds.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue and that its affiliate receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The Committee considered the Adviser’s view that breakpoints generally are not relevant, given the fixed capital structure of closed-end funds, which do not continuously offer new shares, and considered the additional shares offered by the Fund. However, based upon the current size of the Fund, the Committee concluded that breakpoints were not warranted at this time.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the balance sheet and income statement of the Sub-Adviser.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that although the Fund underperformed the average

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

return of the peer group of funds on a NAV basis for the one-year period, the Fund outperformed the average return of the peer group funds on both a NAV and market price basis for the three-year and five-year periods ended December 31, 2012. In addition, the Committee took into account that, on a NAV basis, the Fund’s return of 19.84% for the one-year period ended December 31, 2012, exceeded the 4.21% return of the Barclays Capital U.S. Aggregate Bond Index and the 16.00% return of the S&P 500 Index for the same period.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

In light of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2012. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Committee considered management’s view that the higher fee applicable to the Fund as compared another fund managed by the Sub-Adviser in a similar strategy was attributable primarily to the challenges in managing the Fund that are not present with respect to managing the other fund, in particular the Fund’s use of leverage and its focus on maintaining consistent distributions of income.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

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FUND INFORMATION	May 31, 2013

Board of Trustees	Executive Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Skadden, Arps, Slate,
	Chief Executive Officer	Investment Advisors, LLC	Meagher & Flom LLP
Donald C. Cacciapaglia*		Lisle, Illinois	New York, New York
Amy J. Lee
Roman Friedrich III	Chief Legal Officer	Investment Sub-Adviser	Independent Registered
		Guggenheim Partners	Public Accounting Firm
Robert B. Karn III	John L. Sullivan	Investment Management, LLC	Ernst & Young LLP
	Chief Financial Officer,	Santa Monica, California	Chicago, Illinois
Ronald A. Nyberg	Chief Accounting Officer,
	and Treasurer	Administrator and
Ronald E. Toupin, Jr.,		Accounting Agent
Chairman	Joanna M. Catalucci	Rydex Fund Services, LLC
	Chief Compliance Officer	Rockville, Maryland
* Trustee is an “interested
person” (as defined in section	Mark E. Mathiasen	Custodian
2(a)(19) of the 1940 Act)	Secretary	The Bank of New York Mellon
(“Interested Trustee”) of the		New York, New York
Trust because of his position
as the President and CEO of
the Adviser.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0513

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

               (2) Not applicable.

               (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,350 and $31,000 for the fiscal year ended May 31, 2013, and May 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $36,000 and $43,000 for the fiscal year ended May 31, 2013, and May 31, 2012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,450 and $4,250 for the fiscal year ended May 31, 2013, and May 31, 2012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal year ended May 31, 2013, and May 31, 2012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 IV.C.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning

•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                      Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $45,450 and $47,250 for the fiscal year ended May 31, 2013, and May 31, 2012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“Guggenheim”).  Guggenheim’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2007	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
James Michal – Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Director – 2008–Present. Formerly, Wachovia Capital Markets, LLC – Structured Finance Division: Associate – 2004–2008.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2013:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	123	$3,184,842,336	0
Other pooled investment vehicles	2	$2,902,892,404	2	$2,902,892,404
Other accounts	6	$50,096,516,598	0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	16	$3,721,695,637	0	$0
Other pooled investment vehicles	2	$2,609,828,885	1	$2,539,844,269
Other accounts	23	$76,088,004,949	1	$509,447,868

James Michal

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$983,189,672	0
Other pooled investment vehicles	1	$2,539,844,269	1	$ 2,529,965,104
Other accounts	12	$2,596,426,569	2	$588,146,093

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates Mr. Minerd, Mr. Michal and Ms. Walsh for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2013:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Michal	None $100,001-$500,000 None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)     Not applicable.

(b)         Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)         Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 8, 2013

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          August 8, 2013